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Federated International Bond Fund
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A Portfolio of Federated International Series, Inc.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES


SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2005



Please add the following as the new third paragraph under the subsection entitled "Frequent Trading Policies" under the Section entitled "Account and Share Information":

The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.





                                                 August 29, 2005



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Federated International Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400 or

Federated Securities Corp., Distributor


Cusip 31420G408
Cusip 31420G507
Cusip 31420G606
33407 (8/05)